U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 13, 2001.

                        COMMISSION FILE NUMBER: 333-30364

                              I T Technology, Inc.
             (Exact name of registrant as specified in its charter)

                  Delaware                                    98-0200077
            ------------------------------------------------------------------
          (State or jurisdiction of                   (I.R.S. Employer I.D. No.)
        incorporation or organization)



                                 34-36 Punt Road
                                  Windsor 3181
                         Melbourne, Victoria, Australia
                    (Address of principal executive offices)
                    ----------------------------------------


               Registrant's telephone number: (011) 613-9533-7800


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

            Not applicable

Item 2.    Acquisition or Disposition of Assets

            Not applicable

Item 3.    Bankruptcy or Receivership

            Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

            Not Applicable

Item 5.    Other Events

            Not Applicable

Item 6.    Resignations of Registrant's Directors

            On September 13, 2001, David Landauer resigned as a director of Registrant. Mr. Landauer has not expressed any disagreement with Registrant's operations policies or practices.

Item 7.    Financial Statements and Exhibits

            (a)   Financial Statements of Business Acquired.

                       Not applicable.

            (b)   Pro forma Financial Information.

                       Not applicable.

            (c)   Exhibits.

                      Exhibit 17.2.    Letter of Resignation of  David Landauer

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2001

I.T. Technology, Inc.

/s/ Jonathan Herzog
---------------------------
By: Jonathan Herzog, Chief Executive Officer